UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2014

ARC GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

212 Guilbeau Road Lafayette, Louisiana (Address of principal executive offices)	70506 (Zip Code)

Registrant’s telephone number, including area code:  (904) 741-5500

American Restaurant Concepts, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03               Material Modification to Rights of Security Holders.

On June 16, 2014, American Restaurant Concepts, Inc. (the “Company”) changed its state of incorporation from the State of Florida to the State of Nevada (the “Reincorporation”) pursuant to an Agreement and Plan of Merger dated June 13, 2014, by and between the Company and ARC Group, Inc., a wholly-owned subsidiary of the Company (the “Merger Agreement”), and, in connection therewith, changed its name from “American Restaurant Concepts, Inc.” to “ARC Group, Inc.”  As used herein, the “Company” refers to American Restaurant Concepts, Inc., a Florida corporation (“ARC Florida”), at all times prior to the effectiveness of the Reincorporation, and refers to ARC Group, Inc., a Nevada corporation (“ARC Nevada”), upon and at all times after the effectiveness of the Reincorporation.

The Reincorporation was accomplished by filing: (i) articles of incorporation for ARC Group, Inc. with the Nevada Secretary of State (the “Nevada Articles of Incorporation”), (ii) articles of merger with the Florida Department of State, and (iii) articles of merger with the Nevada Secretary of State.  In connection with the Reincorporation, the Company’s board of directors adopted new bylaws (the “Nevada Bylaws”) effective as of June 16, 2014.

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2014 Annual Meeting of Stockholders held on June 13, 2014 (the “2014 Annual Meeting”).  Upon the effectiveness of the Reincorporation:

●
the business and affairs of the Company ceased to be governed by Florida law and ARC Florida’s articles of incorporation and bylaws, and became subject to Nevada law and the Nevada Articles of Incorporation and Nevada Bylaws;

●
the Company: (i) is deemed to be the same entity as ARC Florida for all purposes under the laws of Nevada, (ii) continues to have all of the rights, powers and privileges of ARC Florida, (iii) continues to have all of the properties and assets of ARC Florida, and (iv) continues to have all of the debts, liabilities and obligations of ARC Florida;

●	each outstanding share of ARC Florida’s common stock converted into an outstanding share of ARC Nevada common stock;

●
each outstanding option, warrant or other right to acquire shares of ARC Florida’s common stock converted into an outstanding option, warrant or other right to acquire shares of ARC Nevada’s common stock;

●
each employee benefit plan, incentive compensation plan or other similar plan of ARC Florida continues to be an employee benefit plan, incentive compensation plan or other similar plan of ARC Nevada; and

●	each officer and director of ARC Florida continues to hold his or her respective office with ARC Nevada.

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Nevada Articles of Incorporation and Nevada Bylaws and the changes in rights of the Company’s stockholders as a result of the Reincorporation is set forth in Proposal No. 1 of the Company’s Definitive Proxy Statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on May 13, 2014 (the “Proxy Statement”), which description is incorporated by reference herein.

The foregoing description of the Reincorporation, Nevada Articles of Incorporation, Nevada Bylaws and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Nevada Articles of Incorporation, Nevada Bylaws and Merger Agreement attached hereto as Exhibits 3.1, 3.2 and 2.1, respectively, and incorporated by reference herein.

In connection with the Reincorporation, the Company adopted a revised form of its common stock certificate, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2014, the Company’s board of directors, upon receiving stockholder approval at the 2014 Annual Meeting, adopted the ARC Group, Inc. 2014 Stock Incentive Plan (the “Plan”).  The Company’s executive officers are eligible to participate in the Plan.  The terms and conditions of the Plan are described in Proposal No. 4 of the Proxy Statement, which description is incorporated by reference herein.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated by reference herein.

On June 18, 2014, the Company’ board of directors approved a resolution changing the Company’s fiscal year end from the last Sunday in December of the applicable calendar year to December 31st.  The change will be effective beginning with the Company’s 2015 fiscal year.  The Company’s 2015 fiscal year will begin on December 29, 2014 (the day after the end of the 2014 fiscal year) and will end on December 31, 2015.  The Company’s quarterly financial results during the 2015 fiscal year will be for the three-month periods ending March 31, June 30, September 30 and December 31, except that the quarterly results for the three-month period ended March 31, 2015 will also include the period of December 29, 2014 to December 31, 2014.  Subsequent fiscal years will begin on January 1 and end on December 31.  Pursuant to Rules 13a-10 and 15d-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not required to file a transition report in connection with the change of its fiscal year end.

Item 5.07               Submission of Matters to a Vote of Security Holders.

On June 13, 2014, the Company held its Annual Meeting of Stockholders. The matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Reincorporate in Nevada

The stockholders approved a proposal to change the Company’s state of incorporation from Florida to Nevada.

Votes For	Votes Against	Votes Abstained
3,358,374	-0-	-0-

Proposal No. 2 – Change Name to “ARC Group, Inc.”

The stockholders approved a proposal to change the Company’s name from “American Restaurant Concepts, Inc.” to “ARC Group, Inc.”

Votes For	Votes Against	Votes Abstained
4,175,713	6,629	-0-

Proposal No. 3 – Authorize 10,000,000 Shares of Preferred Stock

The stockholders approved a proposal to authorize the issuance of up to 10,000,000 shares of preferred stock.

Votes For	Votes Against	Votes Abstained
3,353,087	26,206	-0-

Proposal No. 4 – Adopt 2014 Stock Incentive Plan

The stockholders approved a proposal to adopt the ARC Group, Inc. 2014 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstained
3,372,660	6,633	-0-

Proposal No. 5 – Opt Out of Nevada Revised Statutes Sections 78.378 to 78.3793

The stockholders approved a proposal to add a provision to the proposed articles of incorporation of the Company in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive.

Votes For	Votes Against	Votes Abstained
3,372,260	6,633	400

Proposal No. 6 – Opt Out of Nevada Revised Statutes Sections 78.411 to 78.444

The stockholders approved a proposal to add a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 to 78.444, inclusive.

Votes For	Votes Against	Votes Abstained
3,372,260	6,633	400

Proposal No. 7 – Indemnify and Limit the Liability of Officers and Directors

The stockholders approved a proposal to add a provision to the Nevada Charter to provide indemnification for, and limit the liability of, the Company’s officers and directors to the fullest extent permitted by Nevada law.

Votes For	Votes Against	Votes Abstained
3,372,260	7,033	-0-

Proposal No. 8 – Grant the Power to Adopt, Amend or Repeal Bylaws Exclusively to the Board

The stockholders approved a proposal to add a provision to the Nevada Charter to grant the power to adopt, amend or repeal the bylaws exclusively to the Company’s board of directors.

Votes For	Votes Against	Votes Abstained
3,371,044	6,991	1,258

Section 8 – Other Events

Item 8.01               Other Events.

In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Exchange Act, the Company’s shares of Nevada common stock are deemed registered under Section 12(g) of the Exchange Act and ARC Nevada has succeeded to ARC Florida’s attributes as the registrant with respect thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 13, 2014, by and between American Restaurant Concepts, Inc. and ARC Group, Inc.

3.1	Articles of Incorporation of ARC Group, Inc., a Nevada corporation

3.2	Bylaws of ARC Group, Inc., a Nevada corporation

4.1	Form of Common Stock Certificate of ARC Group, Inc., a Nevada corporation

10.1	ARC Group, Inc. 2014 Stock Incentive Plan

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: June 19, 2014	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 13, 2014, by and between American Restaurant Concepts, Inc. and ARC Group, Inc.

3.1	Articles of Incorporation of ARC Group, Inc., a Nevada corporation

3.2	Bylaws of ARC Group, Inc., a Nevada corporation

4.1	Form of Common Stock Certificate of ARC Group, Inc., a Nevada corporation

10.1	ARC Group, Inc. 2014 Stock Incentive Plan